SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: December 28, 1998


                       CHASE MORTGAGE FINANCE CORPORATION
              --------------------------------------------------
                           (Exact Name of Registrant)


      DELAWARE                     33-92950                52-1495132
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                     343 Thornall Street, Edison NJ 08837       32256
                   ----------------------------------------------------
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (732) 205-0600


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Item 5.  Other Events.

      On or about 12/28/98, Chase Mortgage Finance Corporation
(the "Depositor") made the distributions to holders of its Multi-Class Pass-Through Certificates, Series 1998-S1, Series 1998-S2, Series 1998-S3, Series 1998-S4, Series 1998-S6, Series 1998-AS1 and Series 1998-AS2 as contemplated by each Series' respective Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), in each case, among the Depositor, The Chase Mortgage Finance Corporation, as Servicer and Citibank, N.A. as Trustee.

     Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the respective Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

            20.1 Monthly Reports with respect to the December 28, 1998 distribution

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 11, 1998


                                            THE CHASE MANHATTAN BANK,
                                            as Paying Agent, on behalf of
                                            Chase Mortgage Finance Corp.

                                           By:   /s/ Andrew Cooper
                                                -------------------
                                           Name:   Andrew Cooper
                                           Title:  Trust Officer


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                                 INDEX TO EXHIBITS
                                 -----------------



           Exhibit No.             Description
           -----------             -----------

             20.1 Monthly Reports with respect to the distribution to Certificateholders on December 28, 1998.